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                                                                    EXHIBIT 10.3









                          UNIVISION COMMUNICATIONS INC.

                           1996 PERFORMANCE AWARD PLAN
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                                TABLE OF CONTENTS

                                                                           Page


I.     THE PLAN..........................................................     1
       1.1         Purpose...............................................     1
       1.2         Administration and Authorization; Power and
                   Procedure.............................................     1
       1.3         Participation.........................................     2
       1.4         Shares Available for Awards...........................     3
       1.5         Grant of Awards.......................................     3
       1.6         Award Period..........................................     4
       1.7         Limitations on Exercise and Vesting of
                   Awards................................................     4
       1.8         No Transferability....................................     5
       1.9         Pricing Limits........................................     5

II.    EMPLOYEE OPTIONS..................................................     6
       2.1         Grants................................................     6
       2.2         Option Payment Provisions.............................     6
       2.3         Limitations on Grant and Terms of Incentive
                   Stock Options.........................................     6
       2.4         Limits on 10% Holders.................................     7
       2.5         Option Repricing/Cancellation and
                   Regrant/Waiver of Restrictions........................     7
       2.6         Options and Rights in Substitution for Stock
                   Options Granted by Other Corporations.................     7

III.   STOCK APPRECIATION RIGHTS.........................................     8
       3.1         Grants................................................     8
       3.2         Exercise of SARs......................................     8
       3.3         Payment...............................................     8
       3.4         Limited SARs..........................................     9

IV.    RESTRICTED STOCK AWARDS...........................................     9
       4.1         Grants................................................     9
       4.2         Restrictions..........................................    10
       4.3         Return to the Corporation.............................    10

V.     PERFORMANCE SHARE AWARDS, STOCK BONUSES, AND CASH
       BONUS AWARDS......................................................    11
       5.1         Grants of Performance Share Awards....................    11
       5.2         Grants of Stock Bonuses...............................    11
       5.3         Deferred Payments.....................................    11
       5.4         Special Performance-Based Share Awards................    11
       5.5         Cash Bonus Awards.....................................    12

VI.    OTHER PROVISIONS..................................................    13
       6.1         Rights of Eligible Employees, Participants
                   and Beneficiaries.....................................    13
       6.2         Adjustments; Acceleration.............................    14



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                                                                           Page
                                                                           ----

       6.3         Termination of Employment; Termination of
                   Subsidiary Status; Discretionary Provisions...          15
       6.4         Compliance With Laws..........................          16
       6.5         Tax Withholding...............................          16
       6.6         Plan Amendment, Termination and Suspension....          17
       6.7         Privileges of Stock Ownership.................          18
       6.8         Effective Date of this Plan...................          18
       6.9         Term of this Plan.............................          18
       6.10        Governing Law/Construction/Severability.......          18
       6.11        Captions......................................          19
       6.12        Non-Exclusivity of Plan.......................          19

VII.   DEFINITIONS...............................................          19
       7.1         Definitions...................................          19





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                          UNIVISION COMMUNICATIONS INC.

                           1996 PERFORMANCE AWARD PLAN



I.           THE PLAN.

             1.1         Purpose.

                         The purpose of this Plan is to promote the success of
the Company and the interests of its stockholders by attracting, motivating, retaining and rewarding key employees by providing them incentives to improve the financial performance of the Company. "Corporation" means Univision Communications Inc., a Delaware corporation, and its successors, and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article VII.

             1.2         Administration and Authorization; Power and Procedure.

                         (a)         Committee. This Plan shall be administered
by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

                         (b)         Plan Awards; Interpretation; Powers of
Committee. Subject to the express provisions and limitations of this Plan, the Committee shall have the authority:

                         (i) to determine the particular Eligible Employees who will receive Awards;

                        (ii) to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

                       (iii) to approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

                        (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Employee Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and


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             rescind rules and regulations relating to the administration of this Plan;

                         (v)         to cancel, modify, or waive the
             Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 6.6;

                        (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

                       (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

                         (c)         Binding Determinations. Any action taken
by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

                         (d)         Reliance on Experts. In making any
determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

                         (e)         Delegation. The Committee may delegate
ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

             1.3         Participation.

                         Awards may be granted by the Committee only to those
persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.




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             1.4         Shares Available for Awards.

                         Subject to the provisions of Section 6.2, the capital
stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Class A Common Stock and any shares of its Class A Common Stock held as treasury shares.

                         (a)         Number of Shares. The maximum number of
shares of Class A Common Stock that may be delivered pursuant to Awards granted to Eligible Employees under this Plan shall not exceed 5,500,000 shares. The maximum number of shares of Class A Common Stock that may be the subject of Awards granted to any individual during any calendar year shall be limited to 500,000. The maximum number of shares of Class A Common Stock that may be the subject of Awards granted to Eligible Employees in calendar year 1996 shall be limited to 2,000,000. For any calendar year beginning after 1996, the maximum number of shares of Class A Common Stock that may be the subject of Awards granted that year shall not exceed 1,375,000, excluding for this purpose any Awards granted to an Eligible Employee who is hired in that year to become the chief executive officer of the Company. Each of the foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

                         (b)         Calculation of Available Shares and
Replenishment. Shares subject to outstanding Awards payable in shares shall be reserved for issuance. If any Option or other right to acquire shares of Class A Common Stock under or receive cash or shares in respect of an Award shall expire or be cancelled or terminated without having been exercised or paid in full, or any Class A Common Stock subject to a Restricted Stock Award or other Award shall not vest or be delivered, the unpurchased, unvested or undelivered shares of Class A Common Stock subject thereto shall again be available for the purposes of this Plan, subject only to any applicable limitations under Section 162(m) of the Code. If the Corporation withholds shares of Class A Common Stock pursuant to Section 6.5, the number of shares that would have been deliverable with respect to an Award but that are withheld pursuant to the provisions of
Section 6.5 may in effect not be issued, but the aggregate number of shares issuable with respect to the applicable Award and under this Plan shall be reduced by the number of shares withheld and such shares shall not be available for additional Awards under this Plan.




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             1.5         Grant of Awards.

                         Subject to the express provisions of this Plan, the
Committee has the authority to determine those individuals who are Eligible Employees, whether any of them will receive an Award and if so the type of Award, the number of shares of Class A Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award, the other terms of the Award, and, in the case of Performance Share Awards, in addition to the matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as the performance of the Company on a consolidated, segment, subsidiary, division, or station basis with reference to revenues, net earnings (before or after interest, taxes, depreciation, or amortization), cash flow, return on equity or assets or net investment, market value or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan. The Committee shall not have any authority, absent the unanimous resolution of the Board of Directors, to make a grant of any Award that does not comply with the provisions and limitations of this Plan.

             1.6         Award Period.

                         Each Award and all executory rights or obligations
under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options, SARs or other rights to acquire Class A Common Stock not later than 10 years after the Award Date.

             1.7         Limitations on Exercise and Vesting of Awards.

                         (a)         Provisions for Exercise.  No Award may vest
more quickly than 25% on each anniversary date of the grant; provided that,



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in the case of Options issued in connection with the initial public offering of the Company's Class A Common Stock or Awards granted in lieu of cash bonuses, such Options and Awards may vest at the rate of 50% a year. For the purpose of the preceding sentence, vesting shall only be measured with reference to an Eligible Employee's employment with the Company or a subsidiary, so that an Eligible Employee shall cease earning the right to additional vesting upon the termination of employment. Notwithstanding the preceding two sentences, Awards
(1) may provide for quicker vesting in the event that the Participant is terminated without cause and (2) may be accelerated pursuant to Section 6.2(b) in the event of a Change in Control.

                         (b)         Procedure. Any exercisable Award shall be
deemed to be exercised when the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2.

                         (c)         Fractional Shares/Minimum Issue. Fractional
share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Employees that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 10 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

             1.8         No Transferability.

                         (a)         Limit On Exercise. Except as provided in
Section 1.9(b) and subject to Section 6.10, Awards may be exercised only by, and amounts payable or shares issuable pursuant to an Award shall be paid only to (or for the account of), the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Disability, the Participant's Personal Representative, if any, or if there is none, the Participant. Subject to Section 6.4 and 6.10, the Committee may by express written authorization permit Awards to be exercised by and/or paid to certain persons or entities related to the Participant who are transferees of the Participant without consideration, or to such other persons as the Committee deems appropriate, pursuant to such conditions and procedures as the Committee in writing may establish and set forth in or by amendment to an Award Agreement.

                         (b)         Limit On Transfer. No option, right or
other Award granted under this Plan including, without limitation, any undistributed performance share or share of Restricted Stock that has not vested, shall be transferrable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation), except (i) by will or the laws of descent and distribution, or (ii) pursuant to any other exception to transfer restrictions expressly permitted by the Committee and set forth in


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the Award Agreement (or an amendment thereto), and (iii) in the case of Awards comprising Incentive Stock Options, as permitted by the Code. Any attempted transfer in violation of these provisions shall be void and the Corporation shall disregard any attempt at transfer, assignment or other alienation so prohibited.

                         (c)         Designation of Beneficiary. The designation
of a Beneficiary shall not constitute a transfer prohibited by the foregoing provisions.

             1.9         Pricing Limits.

                         The purchase price per share of the Class A Common
Stock covered by any Award shall be determined by the Committee at the time of the Award, but in all cases shall not be less than 100% of the Fair Market Value of the Class A Common Stock on the date of grant (110% in the case of an Incentive Stock Option for a Participant described in Section 2.4)

II.          EMPLOYEE OPTIONS

             2.1         Grants.

                         One or more Options may be granted under this Article
to any Eligible Employee. Each Option granted shall be designated by the Committee in the applicable Award Agreement as either a Nonqualified Stock Option or an Incentive Stock Option.

             2.2         Option Payment Provisions.

                         The purchase price of any shares purchased on
exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by certified or cashier's check payable to the order of the Corporation; or (iii) by the delivery of shares of Class A Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Class A Common Stock used to satisfy the exercise price of an Option shall be valued at their


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Fair Market Value on the date of exercise. In addition to the payment methods described above, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under Section 6.5. The Corporation shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

             2.3         Limitations on Grant and Terms of Incentive Stock
Options.

                         (a)         $100,000 Limit. To the extent that the
aggregate Fair Market Value of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Class A Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options shall be treated as nonqualified stock options. For this purpose, the Fair Market Value of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Class A Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

                         (b)         Option Period.  Each Option and all rights
thereunder shall expire no later than 10 years after the Award Date.

                         (c)         Other Code Limits. There shall be imposed
in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

             2.4         Limits on 10% Holders.

                         No Incentive Stock Option may be granted to any
person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Class A Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its


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terms is not exercisable after the expiration of five years from the date such
Option is granted.

             2.5         Option Repricing/Cancellation and Regrant/Waiver of
Restrictions.

                         Subject to Section 1.4, Section 1.7(a), Section 2.2
and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

             2.6 Options and Rights in Substitution for Stock Options Granted by Other Corporations.

                         Options and Stock Appreciation Rights may be granted
to Eligible Employees under this Plan in substitution for employee stock options granted by other entities to persons who are or who become employees of the Company, in connection with a merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.


III.  STOCK APPRECIATION RIGHTS.

             3.1         Grants.

                         In its discretion, the Committee may grant to any
Eligible Employee stock appreciation rights ("SARs") concurrently with the grant of Options or other Awards or in respect of an outstanding Award, in whole or in part, or independently of any other Award, all on such terms as set forth by the Committee in the Award Agreement. Any SAR granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.




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             3.2         Exercise of SARs.

                         (a)         Exercisability.  A Stock Appreciation Right
granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement. Unless the Award Agreement or the Committee otherwise provides, an SAR related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable and only when the Fair Market Value of the stock subject to the related Award exceeds the base price of the SAR.

                         (b)         Effect on Available Shares.  To the extent
that a SAR is exercised, the number of shares of Class A Common Stock subject to any related Award shall be charged against the maximum amount of Class A Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the SAR and the related Award of the Participant shall also be reduced by such number of shares, unless the Award Agreement otherwise provides.

                         (c)         Proportionate Reduction. If an SAR extends
to less than all the shares covered by the related Award and if a portion of the related Award is thereafter exercised, the number of shares subject to the unexercised SAR shall be reduced only if and to the extent that the remaining number of shares covered by such related Award is less than the remaining number of shares subject to such SAR.

             3.3         Payment.

                         (a)         Amount. Unless the Committee otherwise
provides, upon exercise of an SAR and surrender of an exercisable portion of any related Award (to the extent required by Section 3.2), the Participant shall be entitled to receive subject to Section 6.5 payment of an amount determined by multiplying

                                     (i) the difference obtained by subtracting
                         the base price per share of Class A Common Stock under the SAR from the Fair Market Value of a share of Class A Common Stock on the date of exercise of the SAR, by

                                    (ii) the number of shares with respect to
                         which the SAR shall have been exercised.

                         (b)         Form of Payment. Unless otherwise provided
in the Award Agreement, the Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph
(a) above, either solely in cash, solely in shares of Class A Common Stock (valued at Fair Market Value on the date of exercise of the SAR), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law.



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If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose.

             3.4         Limited SARs.

                         The Committee may grant to any Eligible Employee SARs
exercisable only upon or in respect of a change in control or any other specified event ("Limited SARs") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other SARs or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the SAR and a price based upon or equal to the Fair Market Value of the Shares during a specified period or at a specified time within a specified period before, after or including the date of such event.


IV.          RESTRICTED STOCK AWARDS.

             4.1         Grants.

                         The Committee may, in its discretion, grant one or
more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of shares of Class A Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than one year after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") shall bear a legend making the appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

             4.2         Restrictions.

                         (a)         Pre-Vesting Restraints. Except as provided
in Section 4.1 and 1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or


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otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares become vested.

                         (b)         Dividend and Voting Rights. Unless
otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall not be entitled to dividends for any of the shares (which dividends shall be retained in a restricted account until the shares have vested and shall revert to the Corporation if they fail to vest), but shall be entitled to vote such shares prior to vesting.

                         (c)         Cash Payments. If the Participant shall
have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

             4.3         Return to the Corporation.

                         Unless the Committee otherwise expressly provides,
shares of Restricted Stock that are subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

V.           PERFORMANCE SHARE AWARDS, STOCK BONUSES, AND CASH BONUS AWARDS.

             5.1         Grants of Performance Share Awards.

                         The Committee may, in its discretion, grant Performance
Share Awards to Eligible Employees. An Award Agreement shall specify the maximum number of shares of Class A Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period of not more than 10 years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other



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circumstances as the Committee (consistent with Section 6.10(c)(2), if applicable) may determine.

             5.2         Grants of Stock Bonuses.

                         The Committee may grant a Stock Bonus to any Eligible
Employee to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

             5.3         Deferred Payments.

                         The Committee may authorize for the benefit of any
Eligible Employee the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accreted benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferment shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

             5.4         Special Performance-Based Share Awards

                         Without limiting the generality of the foregoing, and
in addition to awards granted under other provisions of this Plan, other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, performance stock, phantom stock or other rights, the vesting of which depends on the performance of the Company on a consolidated, segment, subsidiary, division, or station basis with reference to revenues, net earnings (before or after interest, taxes, depreciation, or amortization), cash flow, return on equity or on assets or on net investment, or cost containment or reduction, or any combination thereof (the criteria) relative to pre-established performance goals, may be granted under this Plan. The applicable business criteria and specific performance goal or goals ("targets") must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such targets remains substantially uncertain. The applicable performance measurement period may be not less than one nor more than 10 years. Performance targets may be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set.

                         (a) Eligible Class. The eligible class of persons for
Awards under this Section shall be executive officers of the Company.




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                         (b) Maximum Award. In no event shall grants made in any
fiscal year to any eligible person under this Section 5.4 relate to more than 500,000 shares or a cash amount of more than $20 million.

                         (c) Committee Certification. Before any
Performance-Based Award under this Section 5.4 is paid, the Committee must certify that the material terms of the Performance-Based Award were satisfied.

                         (d) Terms and Conditions of Awards. The Committee will
have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.4, including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

             5.5         Cash Bonus Awards.

                         (a) The Committee may establish a program of annual
incentive awards that are payable in cash to Eligible Employees based upon the extent to which performance goals are met during the performance period. The performance goals may depend upon the performance of the Company on a consolidated, segment, subsidiary, division, or station basis with reference to revenues, net earnings (before or after interest, taxes, depreciation, or amortization), cash flow, return on equity or on assets or net investment, cost containment or reduction, or achievement of strategic goals (or any combination of such factors). In addition, the award may depend upon the Eligible Employee's individual performance.

                         (b) In no event shall awards payable for any year to
any Eligible Employee exceed $20 million.

                         (c) In lieu of cash payment of the awards, the
Committee may require or allow a portion of the award to be paid in the form of a Restricted Stock Award.


VI.          OTHER PROVISIONS.

             6.1         Rights of Eligible Employees, Participants and
Beneficiaries.

                         (a) Employment Status. Status as an Eligible Employee
shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

                         (b) No Employment Contract. Nothing contained in this
Plan (or in any other documents related to this Plan or to any

Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with any right of the Company to otherwise change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

                         (c) Plan Not Funded. Awards payable under this Plan
shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4(b)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Class A Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

             6.2         Adjustments; Acceleration.

                         (a) Adjustments. If there shall occur any extraordinary
dividend or other extraordinary distribution in respect of the Class A Common Stock (whether in the form of cash, Class A Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Class A Common Stock or other securities of the Corporation, or there shall occur any similar extraordinary corporate transaction (or event in respect of the Class A Common Stock) or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (a) the number and type of shares of Class A Common Stock (or other securities) which thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Class A Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (e) the performance standards appropriate to any outstanding

Awards, or (2) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, reorganization, merger, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Class A Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 424(a) of the Code or any successor provisions thereto without the written consent of holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to shareholders generally.

                         (b) Acceleration of Awards Upon Change in Control.
Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated (which limits may differ among Eligible Employees) and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event

                         (i) each Option and SAR shall become immediately
             exercisable,

                         (ii) Restricted Stock shall immediately vest free of
             restrictions, and

                         (iii) the number of shares, cash or other property
             covered by each Performance Share Award shall be issued to the Participant.

The Committee may override the limitations on acceleration in this Section 6.2(b) by express provision in the Award Agreement and may accord any Eligible Employee a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable legal requirements.

                         (c) Possible Early Termination of Accelerated Awards.
If any Option or other right to acquire Class A Common Stock under this Plan has been fully accelerated as permitted by Section 6.2(b) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) an event described in Section 6.2(a) that the Corporation does not survive, or (iii) the consummation of an event described in Section 6.2(a) that results in a Change of

Control approved by the Board, such Option or right shall thereupon terminate. Notwithstanding the foregoing, the Committee may, in any such event, expressly provide for the survival, substitution, exchange or other settlement of such Option or right.

             6.3 Termination of Employment; Termination of Subsidiary Status; Discretionary Provisions.


                         (a) Options - Resignation or Dismissal. If the
Participant's employment by the Company terminates for any reason other than Retirement, Total Disability or death, the Participant shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6, three months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option to the extent not exercisable on that date shall terminate.


                         (b) Options - Retirement, Death or Disability. If the
Participant's employment by the Company terminates as a result of Retirement, Total Disability or death, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6, 12 months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable by the date of termination of employment, and any Option to the extent not exercisable on that date, or such later date as may be provided in the Award Agreement, shall terminate.

                         (c) Certain SARs. Each SAR granted concurrently or in
tandem with an Option shall have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

                         (d) Other Awards. The Committee shall establish in
respect of each other Award granted hereunder the Participant's rights and benefits (if any) in the event of a termination of employment and in so doing may make distinctions based upon the cause of termination and the nature of the Award.

                         (e) Change in Subsidiary Status. For purposes of this
Plan and any Award hereunder, if an entity ceases to be a Subsidiary, a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity owned, controlled by or under common control with the Company.

                         (f) Committee Discretion. Notwithstanding the foregoing
provisions of this Section 6.3, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement. The Committee discretion in this subsection is subject to the limitations of Section 1.7(a) and (b).

             6.4         Compliance With Laws.

                         This Plan, the granting and vesting of Awards under
this Plan and the offer, issuance and delivery of shares of Class A Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

             6.5         Tax Withholding.

                         Upon any exercise, vesting, or payment of any  Award
(or upon the disposition of shares of Class A Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code), the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Class A Common Stock under this Plan, the Committee may in its sole discretion grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

             6.6         Plan Amendment, Termination and Suspension.

                         (a) Board or Committee Authorization. The Board may, at
any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. Any decision to amend, modify or suspend the provisions of
Section 1.4, 1.7, 1.9 and/or 2.2 shall require unanimous approval of the Board. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

                         (b) Shareholder Approval. To the extent then required
under Sections 422 and 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

                         (c) Amendments to Awards. Without limiting any other
express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Employees that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect, in any manner materially adverse to the Employee Participant, his or her rights and benefits under an Award.

                         (d) Limitations on Amendments to Plan and Awards. No
amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section
6.2 shall not be deemed to constitute changes or amendments for purposes of this
Section 6.6.

             6.7         Privileges of Stock Ownership.

                         Except as otherwise expressly authorized by the
Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Class A Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

             6.8         Effective Date of this Plan.

                         This Plan shall be effective as of the date it is
approved by the Board, subject to approval of the shareholders of the Corporation.

             6.9         Term of this Plan.

                         No Award shall be granted under this Plan after the
date that is the 10th anniversary of the date that this Plan is approved by the Board (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and shall continue in respect of Awards outstanding on the termination date.

             6.10        Governing Law/Construction/Severability.

                         (a) Choice of Law. This Plan, the Awards, all documents
evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of California.

                         (b) Severability. If any provision shall be held by a
court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

                         (c) Plan Construction.

                         (1) Rule 16b-3; Bifurcation. It is the intent of the
Corporation that the Awards hereunder satisfy and be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. Notwithstanding anything to the contrary in this Plan, the provisions of this Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of any Award Agreement intended (or required in order) to satisfy the applicable requirements of Rule 16b-3 are only applicable to Section 16 Persons and to those Awards to Section 16 Persons intended to satisfy the requirements of Rule 16b-3.

                         (2) Section 162(m). It is the further intent of the
Company that Options or SARs with an exercise or base price not less than Fair Market Value on the date of grant and performance awards under Section 5.4 and
5.5 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

             6.11        Captions.

                         Captions and headings are given to the sections and
subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

             6.12        Non-Exclusivity of Plan.

                         Nothing in this Plan shall limit or be deemed to
limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Class A Common Stock, under any other plan or authority; provided that any other Award or compensation shall be made in accordance with the Company's Certificate of Incorporation and Bylaws.


VII.         DEFINITIONS.

             7.1         Definitions.

                         (a) "Award" shall mean an award of any Option, SAR,
Restricted Stock, Stock Bonus, Performance Share Award, Phantom Stock, dividend equivalent or deferred payment right or other right or security that is measured by the value of or appreciation in the value of the Corporation's Class A Common Stock or would otherwise constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

                         (b) "Award Agreement" shall mean any writing setting
forth the terms of an Award that has been authorized by the Committee.

                         (c) "Award Date" shall mean the date upon which the
Committee took the action granting an Award or such later date as the Committee designates as the Award Date.

                         (d) "Award Period" shall mean the period beginning on
an Award Date and ending on the expiration date of such Award.

                         (e) "Beneficiary" shall mean the person, persons, trust
or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

                         (f) "Board" shall mean the Board of Directors of the
Corporation.

                         (g) "Change in Control Event" shall mean any of the
following:

                         (1) Approval by the shareholders of the Corporation of
the dissolution or liquidation of the Corporation;

                         (2) Approval by the shareholders of the Corporation of
an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by shareholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization, but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

                         (3) Approval by the shareholders of the Corporation of
the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary or other affiliate; or

                         (4) Any "person" (as such term is used in Sections
13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a person who is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 20% of the outstanding Shares of Class A Common Stock at the time of adoption of this Plan (or an affiliate, successor, heir, descendent or related party of or to any such person), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation.

                         (h) "Class A Common Stock" shall mean the Class A
Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

                         (i) "Code" shall mean the Internal Revenue Code of
1986, as amended from time to time.

                         (j) "Commission" shall mean the Securities and Exchange
Commission.

                         (k) "Committee" shall mean the Board or a committee
appointed by the Board to administer this Plan, which committee shall be comprised of at least two directors.

                         (l) "Company" shall mean, collectively, the Corporation
and its Subsidiaries.

                         (m) "Corporation" shall mean Univision Communications
Inc., a Delaware corporation, and its successors.

                         (n) "Eligible Employee" shall mean an officer (whether
or not a director) or key employee of the Company, or any Other Eligible Person, as determined by the Committee in its discretion.

                         (o) "ERISA" shall mean the Employee Retirement Income
Security Act of 1974, as amended.

                         (p) "Exchange Act" shall mean the Securities Exchange
Act of 1934, as amended from time to time.

                         (q) "Fair Market Value" on any date shall mean (i) if
the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

                         (r) "Incentive Stock Option" shall mean an Option which
is designated and intended as an incentive stock option within the meaning of
Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

                         (s) "Nonqualified Stock Option" shall mean an Option
that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

                         (t) "Option" shall mean an option to purchase Class A
Common Stock under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

                         (u) "Other Eligible Person" shall mean any non-employee
individual consultant or advisor, or (to the extent provided in the next sentence) agent, who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee. A non-employee agent providing bona fide services to the Company (other than as an eligible advisor or consultant) may also be selected as an Other Eligible Person if such agent's participation in this Plan would not adversely affect (x) the Corporation's eligibility to use Form S-8 to register under the Securities Act the offer and sale by the Company of shares issuable under this Plan or (y) the Corporation's compliance with any other applicable laws.

                         (v) "Participant" shall mean an Eligible Employee who
has been granted an Award under this Plan.

                         (w) "Performance Share Award" shall mean an award of a
right to receive shares of Class A Common Stock under Section 5.1, or to receive shares of Class A Common Stock or other compensation (including cash) under
Section 5.4, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

                         (x) "Personal Representative" shall mean the person or
persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

                         (y) "Phantom Stock" shall mean an award or right to
receive a cash bonus where the Eligible Employee is awarded units and the amount of the cash bonus equals the value of a share of the Class A Common Stock on the date of award times the number of units that the Eligible Employee has earned on the date of payment.

                         (z) "Plan" shall mean this Univision Communications
Inc. 1996 Performance Award Plan.

                         (aa) "Restricted Stock" shall mean shares of Class A
Common Stock awarded to a Participant subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

                         (bb) "Retirement" shall mean retirement with the
consent of the Company or, from active service as an employee or officer of the Company on or after attaining age 55 with ten or more years of service or age 65.

                         (cc) "Rule 16b-3" shall mean Rule 16b-3 as promulgated
by the Commission pursuant to the Exchange Act, as amended from time to time, but subject to any applicable transition rules.

                         (dd) "Section 16 Person" shall mean a person subject to
Section 16(a) of the Exchange Act.

                         (ee) "Securities Act" shall mean the Securities Act of
1933, as amended from time to time.

                         (ff) "Stock Appreciation Right" or "SAR" shall mean a
right authorized under this Plan to receive a number of shares of Class A Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Class A Common Stock.

                         (gg) "Stock Bonus" shall mean an Award of shares of
Class A Common Stock for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

                         (hh) "Subsidiary" shall mean any corporation or other
entity a majority of whose outstanding voting stock or voting power or equity interest is beneficially owned directly or indirectly by the Corporation.

                         (ii) "Total Disability" shall mean a "permanent and
total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

                          UNIVISION COMMUNICATIONS INC.
                       NONSTATUTORY STOCK OPTION AGREEMENT

         THIS AGREEMENT (the "Agreement") is dated as of the ______ day of ______________, 1996, by and between Univision Communications Inc., a Delaware corporation (the "Corporation"), and ___________________________ (the
"Optionee").

                               W I T N E S E T H:

         WHEREAS, on __________________, 1996, pursuant to the Corporation's 1996 Performance Award Plan (the "Plan"), the Compensation Committee of the Corporation's Board of Directors (the "Committee") has granted to the Optionee, effective as of ______ ___________, 1996 (the "Award Date") a nonstatutory stock option (the "Option") to purchase all or any part of an aggregate of ______ shares of the Corporation's Class A Common Stock (the "Aggregate Grant"), $____ par value, upon the terms and conditions herein and in the Plan;

         NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

         1. Grant of Option. The Corporation has granted to the Optionee as a matter of separate inducement and agreement in connection with his or her employment, and not in lieu of any salary or other compensation for his or her services, the right and option to purchase, in accordance with the Plan and on the terms and conditions of the Plan and those hereinafter set forth, all or any part of the Aggregate Grant at a price equal to $_____ per share, exercisable from time to time subject to the provisions of this Agreement prior to the close of business on a date not later than the day before the tenth anniversary of the Award Date (the "Expiration Date"). Such price equals the value established by the Committee for purposes of granting options under the Plan and is at least 100% of the Fair Market Value of the Class A Common Stock on the Award Date. The effectiveness of this grant is subject to shareholder approval of the Plan.

         2. Exercisability of Option.

         Except as earlier permitted by or pursuant to the Plan or by resolution of the Committee adopted after the date hereof, the Option may be exercised from time to time and for the number of shares as follows: 50% of the Aggregate Grant on the first anniversary of the Award Date and 50% on the second anniversary of the Award Date.

         To the extent the Optionee does not in any year purchase all or any part of the shares to which the Employee is entitled, the Optionee has the right cumulatively thereafter to purchase any shares not so purchased and such right shall continue until the Option terminates or expires. Fractional share interests shall be disregarded, but may be cumulated. No fewer than 10 shares may be purchased at any one time, unless the number purchased is the total number at the time available for purchase under the Option.

         3. Change in Control Event. Notwithstanding any provisions in this Agreement to the contrary, unless prior to a Change in Control Event (as that term is defined in the Plan) the Committee determines that, upon its occurrence, there shall be no acceleration of benefits or determines that only certain or limited benefits shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event each outstanding Option granted to the Optionee shall become exercisable, and the total number of shares subject thereto shall be purchasable immediately.

         4. Method of Exercise of Option and Payment of Purchase Price. Subject to such further limitations and rules or procedures as the Committee may from time to time establish, the exercise of all or any portion of the Option shall be by means of written notice of exercise delivered to the Corporation, specifying the number of whole shares with respect to which the Option is being exercised, together with any written statements required pursuant to Section 6.4 of the Plan (regarding compliance with applicable law) and payment of the purchase price according to the following terms:

         (a) in cash or by electronic funds transfer;

         (b) by certified or cashier's check payable to the order of the Corporation;

         (c) by the delivery of shares of Class A Common Stock of the Corporation already owned by the Optionee, provided, however, that the Committee may in its absolute discretion limit the Optionee's ability to exercise the Option by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Optionee at least six months as of the date of delivery; or

         (d) by notice and third party payment in such manner as may be authorized by the Committee.

         5. Continuance of Employment. Nothing contained in this Agreement or in the Plan shall confer upon the Optionee any


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
right to continue in the employ of the Corporation or applicable Subsidiary (as that term is defined in the Plan) or interfere in any way with the rights of the Corporation or applicable Subsidiary, which are hereby expressly reserved, to reduce the Optionee's compensation from the rate in existence at any time or to terminate the Optionee's employment for any reason, except to the extent that such rights are modified by other contracts.

         6. Effect of Termination of Relationship. The Option and all other rights hereunder, to the extent such rights shall not have been exercised, shall terminate and become null and void at such time as the Optionee ceases to be employed by the Corporation or applicable Subsidiary. Notwithstanding the preceding, if the Optionee's employment is not discharged for cause (as defined by the Committee), the Optionee (or, in the event of Optionee's death, his Beneficiary) may exercise the Option within any applicable period specified in
(a), (b), (c) or (d) below to the extent the Option was exercisable at the date of Optionee's termination of employment (for any reason other than discharge for cause) either by its terms or pursuant to a determination by the Committee (within a reasonable period after such termination) in its discretion to accelerate its exercisability as follows:

         (a) up to three months after termination other than termination for Retirement, Total Disability, or death;

         (b) up to 12 months after such termination if such termination occurs as a result of Retirement;

         (c) up to 12 months after such termination if such termination occurs by reason of Total Disability; or

         (d) up to 12 months after the Optionee's death, if the Optionee dies while in the employ of the Corporation or Subsidiary or during the period referred to in clauses (a), (b) or (c) of this Section 6. Exercise under this clause (d) shall be by the Optionee's Beneficiary under the Plan;

provided, however, that in no event may the Option be exercised by anyone under this Section 6 or otherwise after the Expiration Date. If the Optionee is employed by an entity which ceases to be a Subsidiary, such event shall be deemed for purposes of this Section 6 to be a termination of employment described in subsection (a) in respect of Optionee. Absence from work caused by military service or authorized sick leave shall not be considered as a termination of employment for purposes of this Section .

         7. Transferability of Option. Subject to the provisions of Section 6 above and of the Plan, the Option and the rights and privileges conferred hereby are not transferable or assignable and may not be offered, sold, pledged, hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, garnishment, levy or similar process. Except as provided by the Plan, the Option may be exercised only by (i) the Optionee, (ii) the Optionee's Personal Representative, if any, if the Optionee has suffered a Disability, or (iii) to the extent provided by
Section 6(d), by the Optionee's transferees by will or under the laws of descent and distribution. In the event that the spouse of the Optionee shall have acquired a community property interest in the Option, the Optionee or such transferees may exercise it on behalf of the spouse of the Optionee or such spouse's successor in interest.

         8. Termination of Option Under Certain Circumstances. Subject to
Section 6.2(c) of the Plan, the Option shall terminate to the extent not previously exercised upon an event or transaction which the Corporation does not survive.

         9. Notices. Any notice to be given under the terms of this Agreement or pursuant to the Plan shall be in writing and addressed to the Secretary of the Corporation at its principal office, and any notice to be given to the Optionee shall be addressed to him or her at the address given beneath the Optionee's signature hereto or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

         10. Tax Withholding. Subject to the provisions of Section 6.5 of the Plan, withholding requirements in connection with the exercise of the Option may be satisfied by any of the following methods:

         (a) deduction of required withholding amounts by the Corporation from any cash payment by the Corporation;

         (b) payments by the Optionee prior to exercise of the Option of such amounts in cash or in shares; or

         (c) reduction of the number of shares to be received pursuant to the exercise of the Option.

         11. 1996 Performance Award Plan. The Option and all rights of Optionee thereunder are subject to, and the Optionee agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by this reference, to the extent such provisions are applicable to options granted to Eligible Employees. The Optionee acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in the Optionee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan after the date hereof.

         12. Compliance with Law. No shares may be purchased by exercise of the Option and no shares shall be issued and delivered to Optionee pursuant to this Agreement unless and until (i) a registration statement under the Securities Act of 1933 with respect to the Class A Common Stock issuable under the Plan shall have become effective with the Securities and Exchange Commission, and (ii) any applicable requirements under the securities laws of any state of the United States shall have been satisfied.

         13. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his or her hand as of the day and year first above written.

                                 UNIVISION COMMUNICATIONS INC.

                                 By:________________________________

                                 Title:_____________________________

                                 OPTIONEE

                                 __________________________________________
                                 (Signature)

                                 __________________________________________
                                 (Print Name)

                                 __________________________________________
                                 (Address)

                                 __________________________________________
                                 (City, State, Zip Code)

                                 __________________________________________
                                 (Social Security Number)

                                CONSENT OF SPOUSE

         In consideration of the execution of the foregoing Nonstatutory Stock Option Agreement by Univision Communications Inc., I, _________________ the spouse of the Optionee herein named, do hereby join with my spouse in executing the foregoing Nonstatutory Stock Option Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Date: _________________                  __________________________________
                                         Signature of Spouse